UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2017

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2017, effective immediately following the adjournment of the meeting of the Board of Directors (the “Board”) of LendingClub Corporation (the “Company”), the Board voted to increase its size to ten members and appointed Kenneth D. Denman to the Board as a Class I director who will serve until the Company’s 2018 annual meeting of stockholders, or until his successor is duly elected and qualified. Mr. Denman was also appointed as a member of the Audit Committee and the Compensation Committee.

In connection with his appointment to the Board, Mr. Denman will receive a pro rata portion of the annual cash retainer, and a grant of restricted stock units in accordance with the Company’s non-employee director compensation policy as described in the Company’s 2017 proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2017.

The Company intends to enter into its standard form of indemnity agreement with Mr. Denman, a copy of which was filed as Exhibit 10.1 to the Company’s Form S-1/A filed with the SEC on December 1, 2014 and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Denman and any other persons pursuant to which he was appointed to the board. There are also no family relationships between Mr. Denman and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 5, 2017, the Company issued a press release announcing the appointment of Mr. Denman as a member of the Board. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number	Exhibit Title or Description
99.1	Press Release dated July 5, 2017

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	July 5, 2017	By:	/s/ Russell S. Elmer
Russell S. Elmer
General Counsel and Secretary
(duly authorized officer)